UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2015

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-199129 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Inland Residential Properties Trust, Inc. (which may be referred to herein as the “Registrant,” the “Company,” “we,” “our” or “us”) hereby amends the Current Report on Form 8-K filed on October 6, 2015 (the “Original Report”) to provide the required financial information relating to our acquisition of The Retreat at Market Square, located in Frederick, Maryland, as described in the Original Report.

Item 9.01 Financial Statements and Exhibits

(a)  Financial statements of business acquired

The Retreat at Market Square	Page

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2015 (unaudited) and the year ended December 31, 2014	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2015 (unaudited) and the year ended December 31, 2014	F-3

(b)  Pro forma financial information

Index to Financial Statements

The Retreat at Market Square	Page

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2015 (unaudited) and the year ended December 31, 2014	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2015 (unaudited) and the year ended December 31, 2014	F-3

Inland Residential Properties Trust, Inc.

Pro Forma Consolidated Balance Sheet as of September 30, 2015 (unaudited)	F-5

Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2015 (unaudited)	F-6

Notes to Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2015 (unaudited)	F-8

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 (unaudited)	F-9

Notes to Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 (unaudited)	F-11

Independent Auditors’ Report

The Board of Directors

Inland Residential Properties Trust, Inc.:

Report on the Historical Summaries

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of The Retreat at Market Square for the year ended December 31, 2014, and the related notes (the historical summary).

Management’s Responsibility for the Historical Summary

Management is responsible for the presentation of the historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of the historical summary for the year ended December 31, 2014, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 2 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of Inland Residential Properties Trust, Inc.) and is not intended to be a complete presentation of The Retreat at Market Square’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Chicago, Illinois

December 16, 2015

THE RETREAT AT MARKET SQUARE

Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2015 (unaudited)

and the Year Ended December 31, 2014

	Nine Months Ended September 30, 2015 (unaudited)	Year Ended December 31, 2014
Gross income:
Rental income	$2,402,672	$1,152,623
Other property income	227,644	153,562
Total gross income	2,630,316	1,306,185
Direct operating expenses
Property operating expenses	736,349	1,069,386
Real estate taxes	318,640	84,704
Total direct operating expenses	1,054,989	1,154,090
Excess of gross income over direct operating expenses	$1,575,327	$152,095

See accompanying notes to historical summary of gross income and direct operating expenses.

THE RETREAT AT MARKET SQUARE

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2015 (unaudited)

and the Year Ended December 31, 2014

(1) Business

The Retreat at Market Square (the “Property”) is located in Frederick, Maryland.  The Property is a 206 unit apartment community consisting of 194,732 square feet.  As of December 31, 2014, the Property was approximately 82% leased, with 168 residential units leased.  Inland Residential Properties Trust, Inc. (the “Company”), through a wholly owned subsidiary, acquired a fee simple interest in the Property on September 30, 2015 from The Haven at Market Square, LLC, an unaffiliated third party.

(2) Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (the “SEC”) Regulation S-X and for inclusion in the Form 8-K/A of Inland Residential Properties Trust, Inc., to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the nine months ended September 30, 2015 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of the Company, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. A Historical Summary is being presented for the most recent year available. The Property was placed in service in 2014, and therefore, the Company does not have prior operating results. The Historical Summary for the nine months ended September 30, 2015 is not necessarily indicative of the expected results for the entire year ended December 31, 2015.

(3) Gross Income

The Company leases residential units at the Property under operating leases generally with terms of one year. Rental income attributable to residential leases is recorded when due from residents. Rental income includes rent net of concessions.

Other property income consists of charges billed to tenants for utilities, parking, storage, administrative expenses, application and other fees. Other property income is recognized when earned.

(4) Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation and interest expense related to mortgage debt not assumed are excluded from the Historical Summary.

THE RETREAT AT MARKET SQUARE

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2015 (unaudited)

and the Year Ended December 31, 2014

(5) Management Fees

The seller of the Property charged a property management fee equal to the greater of 3% of the monthly gross collections or $10,000 per month. The seller of the Property incurred management fees of $109,582 (unaudited) and $132,757 which are included in property operating expenses for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively.

(6) Subsequent Events

Subsequent to September 30, 2015, and through December 16, 2015, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Balance Sheet

September 30, 2015

(Unaudited)

The Retreat at Market Square was acquired on September 30, 2015 and included in the Company’s Consolidated Balance Sheet as of September 30, 2015 as filed with the Securities and Exchange Commission on Form 10-Q. No pro forma adjustments were necessary since the property was acquired on September 30, 2015.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2015

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition and financing of the Property as though it occurred on January 1, 2014. Pro forma adjustments have been made for the acquisition of the Property.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2015, nor does it purport to represent the Company’s future results of operations.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2015

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma

Rental income	$10,441	$2,402,672	$2,413,113
Other property income	—	227,644	227,644
Total income	10,441	2,630,316	2,640,757

Property operating expenses (C)	1,510	626,767	628,277
General and administrative expenses	408,901	—	408,901
Acquisition related costs (D)	1,207,188	(1,207,188)	—
Business management fee	22,864	105,213	128,077
Real estate tax expense	—	318,640	318,640

Depreciation and amortization (E)	—	1,505,715	1,505,715
Total expenses	1,640,463	1,349,147	2,989,610
Operating (loss) income	(1,630,022)	1,281,169	(348,853)

Interest expense (F)	—	1,367,378	1,367,378
Net loss	$(1,630,022)	$(86,209)	$(1,716,231)

Net loss per share, basic and diluted	$(102.35)		$(15.45)

Weighted average number of common shares outstanding, basic and diluted (G)	15,926		111,058

See accompanying notes to pro forma consolidated statement of operations.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2015

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the nine months ended September 30, 2015 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)

Total pro forma adjustments for the acquisition consummated through the date of this filing are as though the Property was acquired January 1, 2014. Total income, property operating expenses and real estate taxes for the nine months ended September 30, 2015 are based on information provided by the seller of the Property.

(C)	Management fees are calculated as 4% of the gross income from the Property and are included in property operating expenses. Related adjustments decreased management fees for the nine months ended September 30, 2015 by the following amount:

	Property Level	Adjustment	Pro Forma Adjustment
Management Fee	$109,582	$(4,369)	$105,213

(D)	Reversal of acquisition related costs associated with the Property are included in (B).

(E)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of thirty years for buildings and improvements, and five to fifteen years for furniture, fixtures and equipment and site improvements. The portion of the purchase price allocated to in place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(F)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

Property	Principal Balance	Stated Interest Rate Per Annum	Maturity Date
The Retreat at Market Square	$45,750,000	3.95%	September 30, 2016

(G)	The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2015 was calculated assuming all shares sold through September 30, 2015 were issued on January 1, 2014.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition and financing of the Property as though it occurred on January 1, 2014. Pro forma adjustments have been made for the acquisition of the Property.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2014, nor does it purport to represent the Company’s future results of operations.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma

Rental income	$—	$1,152,623	$1,152,623
Other property income	—	153,562	153,562
Total income	—	1,306,185	1,306,185

Property operating expenses (C)	—	936,629	936,629
General and administrative expenses	139,991	—	139,991
Organization cost	14,719	—	14,719
Business management fee	—	52,247	52,247
Real estate tax expense	—	84,704	84,704
Depreciation and amortization (D)	—	2,007,620	2,007,620
Total expenses	154,710	3,081,200	3,235,910
Operating loss	(154,710)	(1,775,015)	(1,929,725)

Interest expense (E)	—	(1,823,171)	(1,823,171)
Net loss	$(154,710)	$(3,598,186)	$(3,752,896)

Net loss per common share, basic and diluted	$(19.34)		$(33.79)

Weighted average number of common shares outstanding, basic and diluted (F)	8,000		111,058

See accompanying notes to pro forma consolidated statement of operations.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on Form 10-K.

(B)	Total pro forma adjustments for the acquisition consummated through the date of this filing are as though the Property was acquired January 1, 2014. Total income, property operating expenses and real estate taxes for the year ended December 31, 2014 are based on information provided by the seller of the Property.

(C)	Management fees are calculated as 4% of the gross income from the Property and are included in property operating expenses. Related adjustments decreased management fees for the year ended December 31, 2014 by the following amount:

	Property Level	Adjustment	Pro Forma Adjustment
Management Fee	$132,757	$(80,510)	$52,247

(D)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of thirty years for buildings and improvements, and five to fifteen years for furniture, fixtures and equipment and site improvements. The portion of the purchase price allocated to in place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(E)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

Property	Principal Balance	Stated Interest Rate Per Annum	Maturity Date
The Retreat at Market Square	$45,750,000	3.95%	September 30, 2016

(F)	The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2014 was calculated assuming all shares sold through September 30, 2015 were issued on January 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	December 16, 2015	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer